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                                                                    Exhibit 10.1

                      CHARLES RIVER ASSOCIATES INCORPORATED

                1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1. PURPOSE

     This 1998 Incentive and Nonqualified Stock Option Plan (the "Plan") of Charles River Associates Incorporated (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company, and any parent or subsidiary of the Company, and to certain other individuals providing services to or acting as directors of the Company or any such parent or subsidiary. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in
Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. As used in the Plan the terms "parent" and "subsidiary" shall have the respective meanings set forth in Section 424 of the Code.

SECTION 2. ADMINISTRATION

     2.1 THE PLAN ADMINISTRATOR. The Plan shall be administered by the Plan Administrator (the "Plan Administrator"), which shall consist of the Board of Directors of the Company (the "Board") or, if appointed by the Board, a committee consisting of at least two "Disinterested Directors." As used herein, the term Disinterested Director means any director of the Company who (i) is not a current employee of the Company or a member of an "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year (iii) has not been an officer of the Company or any Affiliate; and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. If the Plan is not administered by the Board, none of the members of the Plan Administrator shall be an officer or other employee of the Company. It is the intention of the Company that the Plan, if not administered by the Board, shall be administered by a committee having two or more "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), but the authority and validity of any act taken or not taken by the Plan Administrator shall not be affected if any person administering the Plan is not a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Plan Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Plan Administrator shall require the affirmative vote of a majority of all members thereof.

     2.2 POWERS OF THE PLAN ADMINISTRATOR. Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:

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     (a)  To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions
     (which need not be identical) of each option granted under the Plan to such persons;

     (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Plan Administrator may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Plan Administrator in the exercise of this power shall be final and binding upon the Company and optionees;

     (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

     (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3. STOCK

     3.1 STOCK TO BE ISSUED. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, without par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 2,470,000 shares of Common Stock, which number shall increase on the first day of each fiscal year commencing before the expiration of the Plan by an amount equal to the lesser of (i) 400,000 shares of Common Stock or (ii) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the fiscal year immediately preceding the increase; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2 EXPIRATION, CANCELLATION OR TERMINATION OF OPTION. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

     3.3 LIMITATION ON GRANTS. In no event may any Plan participant be granted options with respect to more than 150,000 shares of Common Stock in any calendar year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.


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SECTION 4. ELIGIBILITY

     4.1 PERSONS ELIGIBLE. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or any parent or subsidiary of the Company. Nonqualified Options may be granted to officers or other employees of the Company or any parent or subsidiary of the Company, and to members of the Board and consultants or other persons who render services to the Company or any such parent or subsidiary (regardless of whether they are also employees), provided, however, that options may be granted to members of the Board who are neither employees of the Company or any such parent or subsidiary nor consultants who provide economic consulting services to or in conjunction with the Company or any such parent or subsidiary ("Outside Directors") only as provided in Section 4.4.

     4.2 GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

     4.3 MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation). Any option granted in excess of the foregoing limitation shall be specifically designated as being a Nonqualified Option.

     4.4 OPTION GRANTS TO OUTSIDE DIRECTORS.

     (a) GRANT OF OPTIONS UPON ELECTION TO BOARD. Each Outside Director joining the Board at or subsequent to the meeting of the Company's stockholders at which the Plan is approved (the "Approval Meeting") shall automatically be granted, upon such Outside Director so joining the Board, an initial Nonqualified Option to purchase 10,000 shares of Common Stock. Such Nonqualified Option shall vest and become exercisable in three equal annual installments cumulatively beginning on the first anniversary of the date of grant.

     (b) GRANT OF OPTIONS UPON RE-ELECTION TO BOARD OR CONTINUATION ON THE BOARD. Each Outside Director who shall be re-elected by the stockholders of the Company to the Board at or subsequent to the Approval Meeting shall automatically be granted, immediately following the meeting of stockholders at which such Outside Director shall be re-elected, a Nonqualified Option to purchase 5,000 shares of Common Stock. In addition, each Outside Director whose term of office shall not expire at any annual meeting of stockholders or special meeting in lieu thereof subsequent to the Approval Meeting and who shall remain an Outside Director after such meeting shall automatically be granted, immediately following such meeting, a Nonqualified Option to purchase 5,000 shares of Common Stock. Each Nonqualified Option


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     described in this Section 4.4(b) shall vest and become exercisable in full on the first anniversary of the date of grant.

     (c) PURCHASE PRICE. The purchase price per share of Common Stock under each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

     (d) EXPIRATION. Each Nonqualified Option granted to an Outside Director under this Section 4.4 shall expire on the fifth anniversary of the date of grant with respect to all Nonqualified Options so granted prior to the date of the approval of this Plan by the Company's stockholders in 1999 and the tenth anniversary of the date of grant with respect to all other Nonqualified Options so granted.

SECTION 5. TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

     5.1 TERMINATION OF EMPLOYMENT. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

     (a)  the date of expiration thereof; or

     (b) immediately upon the termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) for cause (as determined by the Company or such parent or subsidiary), without cause or voluntarily by the optionee;

PROVIDED, HOWEVER, that Nonqualified Options granted to persons who are not employees of the Company (or any parent or subsidiary of the Company) need not, unless the Plan Administrator determines otherwise, be subject to the provisions set forth in clause (b) above.

     An employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company (or any such parent or subsidiary). Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be determined by the Plan Administrator at the time thereof.

     As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company (or any parent or subsidiary of the Company) are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the business of the Company (or any such parent or subsidiary) or on the optionee's ability to perform services for the Company (or any such parent or subsidiary), including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company (or any such parent or subsidiary) or any affiliate of the Company (or any such parent or subsidiary).

     5.2 DEATH OR RETIREMENT OF OPTIONEE. In the event of the death of the holder of an option that is subject to clause (b) of Section 5.1 above prior to termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of


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the Company) and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option at the time of his death.

     If, before the date of the expiration of an option that is subject to clause (b) of Section 5.1 above, the optionee shall be retired in good standing from the Company for reasons of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or ninety (90) days after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which he was entitled to exercise such option immediately prior to such retirement.

SECTION 6. TERMS OF THE OPTION AGREEMENTS

     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Plan Administrator shall from time to time deem appropriate. Such provisions or conditions may include, without limitation, restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Plan Administrator; PROVIDED, HOWEVER, THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     6.1 EXPIRATION OF OPTION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted or as specified in Section 5 of this Plan.

     6.2 EXERCISE. Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Plan Administrator in its discretion may specify upon granting the option.

     6.3 PURCHASE PRICE. The purchase price per share under each option shall be determined by the Plan Administrator at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder) and the option price of any Nonqualified Option shall not be less than 85% of the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan the fair market value of the Common Stock shall be the


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closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, the mean of the bid and asked prices per share on the date of grant of the option or, if the Common Stock is not traded over-the-counter, the fair market value as determined by the Plan Administrator.

     6.4 TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee. Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, permit the transfer or assignment of a Nonqualified Option by the original optionee for no consideration to: (i) any member of the optionee's Immediate Family; (ii) any trust solely for the benefit of members of the optionee's Immediate Family; (iii) any partnership whose only partners are members of the optionee's Immediate Family; or (iv) any limited liability company or corporate entity whose only members or other equity owners are members of the optionee's Immediate Family. For purposes of this Section 6.4, "Immediate Family" means an optionee's parents, spouse, children and grandchildren. Nothing contained in this Section 6.4 shall be construed to require the Plan Administrator to give its approval to any transfer or assignment of any Nonqualified Option or portion thereof, and approval to transfer or assign any Nonqualified Option or portion thereof does not mean that such approval will be given with respect to any other Nonqualified Option or portion thereof. The transferee or assignee of any Nonqualified Option shall be subject to all of the terms and conditions applicable to such Nonqualified Option immediately prior to the transfer or assignment and shall be subject to any conditions prescribed by the Plan Administrator with respect to such Nonqualified Option. In particular, and without limiting the generality of the foregoing, the termination of employment, retirement or death of the original optionee shall continue to determine the term and time for exercise of such Nonqualified Option for purposes of Sections 5.1 and 5.2 above.

     6.5 RIGHTS OF OPTIONEES. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered certificates representing such shares to the optionee.

     6.6 CERTAIN RIGHTS OF THE COMPANY. The Plan Administrator may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Plan Administrator all or any number of shares purchased upon exercise of such option or a right of first refusal in connection with subsequent transfer of any or all of such shares. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Plan Administrator at the time the option for the shares subject to repurchase is granted. In the event the Plan Administrator shall grant options subject to the Company's repurchase option or right of first refusal, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option or right of first refusal.


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     6.7  "LOCKUP" AGREEMENT. The Plan Administrator may in its discretion specify upon granting an option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     7.1 METHOD OF EXERCISE. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     7.2 PAYMENT OF PURCHASE PRICE. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either by (i) cash or check equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Plan Administrator, other shares of Common Stock which (a) either have been owned by the optionee for more than six
(6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a fair market value on the date of surrender not greater than the aggregate option price of the shares as to which such option shall be exercised, (iii) with the consent of the Plan Administrator, delivery of such documentation as the Plan Administrator and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the option price, (iv) with the consent of the Plan Administrator, such other consideration which is acceptable to the Plan Administrator and which has a fair market value equal to the option price of such shares, or (v) with the consent of the Plan Administrator, a combination of (i), (ii), (iii) or (iv). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 6.3. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

SECTION 8. CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 RIGHTS OF COMPANY. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior


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preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 RECAPITALIZATIONS, STOCK SPLITS AND DIVIDENDS. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his option in full immediately prior to such event; and (ii) the number and class of shares set forth in each of Sections 3.1, 3.3 and 4.4 shall be adjusted by substituting therefor that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock immediately prior to the event requiring adjustment would own as the result of such event."

     8.3 MERGER WITHOUT CHANGE OF CONTROL. After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the shares of Common Stock as to which such option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option shall be so exercised.

     8.4 CHANGE OF CONTROL. If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, then in such event either:

     (a) subject to the provisions of clause (c) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of the shares of Common Stock as to which such option was exercisable immediately prior to such


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event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such option shall be so exercised;

     (b) the Plan Administrator may accelerate the time for exercise of some or all unexercised and unexpired options so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Plan Administrator such accelerated options shall be exercisable in full; or

     (c) all outstanding options may be canceled by the Plan Administrator as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Plan Administrator shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 10-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     8.5 ADJUSTMENTS TO COMMON STOCK SUBJECT TO OPTIONS. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

     8.6 MISCELLANEOUS. Adjustments under this Section 8 shall be determined by the Plan Administrator, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9. GENERAL RESTRICTIONS

     9.1 INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 COMPLIANCE WITH SECURITIES LAWS. The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Plan Administrator has received evidence


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satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Plan Administrator shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

     The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.3 EMPLOYMENT OBLIGATION. The granting of any option shall not impose upon the Company (or any parent or subsidiary of the Company) any obligation to employ or continue to employ any optionee; and the right of the Company (or any such parent or subsidiary) to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him/her.

     9.4 WITHHOLDING TAX. Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 10. AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Company and (ii) the provisions of Section 4.4 shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

SECTION 11. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12. EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon its adoption by the Board of Directors. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur.

                                 * * * * * * * *

                                   APPENDIX 1

This Appendix constitutes the UK Approved Part of the Charles River Associates Incorporated 1998 Incentive and Nonqualified Stock Option Plan. The terms of the UK Approved Part are as follows:

1.   INTERPRETATION

(1) The following words and expressions have the following meanings except where the context otherwise requires:

     "ACQUISITION PRICE" the price, as determined by the Plan Administrator, at which each Share subject to an Option may be acquired on the exercise of that Option, which must not be less than the Market Value of a Share at the Date of Grant or if the Option relates to unissued Shares, its nominal value, if greater.

     The Acquisition Price may be varied under Rule 11 and, if Rule 13 has been applied, the "ACQUISITION PRICE" shall be the price for the acquisition of a share in the company whose shares are scheme shares determined under Rule 13;

     "APPROVAL" approval of the UK Approved Part as a share option scheme under
     Schedule 9 of the ICTA;

     "CONTROL" has the same meaning as in Section 840 of the ICTA;

     "DATE OF GRANT" the date on which an Option is granted under Rule 3;

     "ELIGIBLE EMPLOYEE" any person holding Employment who is not precluded from participating in the Scheme by paragraph 8 of Schedule 9 of the ICTA;

     "EMPLOYMENT" employment as

          (a) an employee the Company or any Affiliate who is resident in the United Kingdom or

          (b) a director of the Company or any Affiliate who is resident in the United Kingdom and who is required to devote substantially the whole of his working time, being not less than 25 hours per week excluding meal breaks, to the performance of his duties;

     "GRANT PERIOD" the period of 42 days commencing on the day after any of the following:

     (a) the date on which the Company releases its interim results or its final results for any financial period; or

     (b) the date on which listing particulars or a document containing equivalent information relating to Shares is issued; or

     (c)  the date on which Approval is given;

     provided that no Option may be granted until Approval has been obtained.

     "GROUP" the Company and its Subsidiaries which are under the Control of the Company;

     "ICTA" Income and Corporation Taxes Act 1988;

     "ISSUE OR REORGANISATION" any variation in the capital of the Company (or any other company whose shares are scheme shares following an exchange of options pursuant to Rule 13 arising from or in connection with a capitalisation issue, an offer to the holders of Shares by way of rights, a subdivision, consolidation, reduction or other variation of share capital;

     "MARKET VALUE" means an amount equal to the market value of a Share determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 agreed in advance for the purposes of the Scheme with the Shares Valuation Division of the Inland Revenue;

     "OPTION" means a right to acquire Shares under the UK Approved Part;

     "OTHER EXECUTIVE OPTION SCHEME" any Other Option Scheme the grant of any option under which is in practice substantially limited to persons of executive status;

     "OTHER OPTION SCHEME" any employee share option scheme adopted by the Company in the United Kingdom, other than the Plan, providing for the issue of Shares;

     "PARTICIPATING COMPANY" any company within the Group to which the Plan Administrator from time to time extends the Scheme;

     "REMUNERATION" at any particular time, an Eligible Employee's relevant emoluments for the current or preceding year of assessment (whichever of those years gives the greater amount) or, if there were no relevant emoluments for the preceding year of assessment, his relevant emoluments for the period of twelve months beginning with the first day during the current year of assessment in respect of which there are relevant emoluments and "relevant emoluments" has the meaning ascribed to it in paragraph 28(4) of Schedule 9 of the ICTA;

     "SHARE" a share of common stock of the Company or, if Rule 13 has been applied, the company whose shares are scheme shares which satisfies the conditions of paragraphs 10 to 14 of Schedule 9 of the ICTA;

     "SUBSIDIARY" a company which is a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985;

(2) Other words or expressions, so far as not inconsistent with the context, shall have the same meanings as in Schedule 9 of the ICTA or the rules of the Plan.

(3) Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

(4)  Any reference, express or implied, to an enactment includes references to:

     (a) that enactment as amended, extended or applied by or under any other enactment; and

     (b) any enactment which that enactment re-enacts (with or without modification).

     "UK APPROVED PART" the UK Approved Section of the Plan, in its present form, as from time to time amended in accordance with the rules.

2.   ELIGIBILITY

     No person is entitled as of right to participate in the UK Approved Part. The Plan Administrator may decide from time to time which Eligible Employee or Eligible Employees may participate and the extent of the participation.

3.   GRANT OF OPTIONS

(1) The Plan Administrator may adopt any procedure for granting Options. Options may be granted by the Plan Administrator. The form for the time being of any Option certificate or other document shall be determined by the Plan Administrator subject to the approval of the Inland Revenue.

(2) Options shall be granted by deed. A single deed of grant may be executed in favour of any number of persons.

(3) The Date of Grant of an Option shall be the day on which the deed granting the Option is executed, or such later date as may be approved in the deed.

(4) A Participant who is granted an Option by deed may, with the consent of the Plan Administrator, renounce the Option, in whole or in part, within 30 days of the Date of Grant and, to the extent renounced, shall be treated as if it had never been granted.

(5) If Shares are listed or dealt in on the Unlisted Securities Market of the London Stock Exchange the Date of Grant must be chosen so that each dealing day used to determine the Acquisition Price lies within a Grant Period. However, Options may be granted at any other time when the Plan Administrator considers that there are exceptional circumstances justifying the grant of Options.

(6) An Option certificate or deed of grant shall be sent to the Optionee as soon as practicable after an Option has been granted. The Option certificate or deed of grant sent to the Optionee shall state the Date of Grant, the number of shares subject to the Option, the Acquisition Price and any further terms and conditions imposed in accordance with Rule 4.

(7) An Option shall constitute a contract between the Company and the Optionee incorporating the provisions of the UK Approved Part and the Plan so far as relevant.

(8) An Option shall not be granted to an Eligible Employee if he is bound to retire in accordance with the terms of his contract of employment within two years of the Date of Grant.

4.   PERFORMANCE REQUIREMENTS

(1) The Plan Administrator may grant an Option to an Eligible Employee subject to such objective additional terms and conditions as they consider appropriate.

(2) On the occurrence of an event which causes the Plan Administrator to determine that all or any of the additional terms and conditions imposed under sub-rule (1) are no longer appropriate, the Plan Administrator may alter or waive any such additional terms and conditions provided that any alteration to a term or condition relating to performance must be such that the altered term or condition reflects a fairer measure of the performance required and is no more difficult to satisfy than the term or condition at the Date of Grant.

(3) The circumstances in which the Plan Administrator may alter or waive the additional terms and conditions imposed shall be specified in the letter of invitation (if the invitation procedure is used) or in the letter enclosing the option certificate or in the deed of grant.

(4) The Plan Administrator must act fairly and reasonably in imposing, altering or waiving any terms and conditions.

(5) Any additional terms and conditions to which an Option is subject under sub-rule 4(1) shall be deemed to be waived in any of the circumstances specified in Rules 8(1)(b), other than retirement at or after any age at which he is bound to retire in accordance with the terms of his contract of employment, 8(1)(c), 13 and 14.

5.   PROHIBITION ON ASSIGNMENT

(1) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated (without prejudice to any right of a person's legal personal representatives to exercise the Option following death).

(2) If an Optionee enters into a composition with his creditors in satisfaction of his debts or a bankruptcy order is made against him his Option will lapse.

6.   LIMITS ON SHARES

(1) The total number of Shares which may be issued under the Plan, including the UK Approved Part, shall not exceed the number set forth in the Plan. In the event of an Issue or Reorganisation this number of Shares may be adjusted in such manner as the Plan Administrator decides.

(2) No person shall be granted an Option under the UK Approved Part which would cause the aggregate Market Value (at the time the Option is granted) of the Shares which he may acquire in pursuance of rights obtained under the UK Approved Part or under any other share option scheme, not being a savings related share scheme, approved under Schedule 9 to the ICTA and established by the Company (and not exercised) to exceed (pound)30,000.

7.   EXERCISE OF OPTIONS

(1) Save as provided in Rules 8, 9, 10, 13 and 14, an Option shall be capable of being exercised in full at any time following the earliest of:

     (a)  the third anniversary of the Date of Grant;

     (b) the Optionee's death or ceasing to be in Employment by reason of retirement at any age at which the Optionee is bound to retire in accordance with the terms of his contract of employment, redundancy, injury or disability;

     (c) the Optionee ceasing to be in Employment by reason of the Participating Company by which he is employed ceasing to be under the Control of the Company or by reason of the transfer or sale of the undertaking or part of the undertaking in which he is employed to a person who is not under the Control of the Company;

     (d) the occurrence of the circumstances permitting the exercise of Options specified in Rule 13 or 14.

(2) If an Option is subject to additional terms and conditions under Rule 4(2) it may only be exercised in accordance with those terms and conditions.

(3) An Optionee shall not be treated for the purposes of Rule 7, 8 or 9 as ceasing to be in Employment until such time as he is no longer a director or employee of any company within the Group and a female Optionee who ceases Employment by reason of pregnancy or confinement and who is entitled to exercise and subsequently exercises her statutory right (or any corresponding contractual right) to return to work before exercising an Option shall be treated for those purposes as not ceasing to be in Employment.

(4) An Option may not be exercised by an Optionee at any time when he is ineligible to participate in the UK Approved Part by virtue of paragraph 8 of Schedule 9 of the ICTA.

8.   LAPSE OF OPTION

(1) Unless provided otherwise elsewhere in the Rules, an Option shall lapse to the extent that it has not been exercised (whether or not it became exercisable) by the earliest of:

     (a)  the tenth anniversary of the Date of Grant;

     (b) the expiry of 90 days from the date on which the Optionee ceases to be in Employment by reason of retirement at any age at which the Optionee is bound to retire in accordance with the terms of his contract of employment, redundancy, injury or disability, or the date on which the Optionee ceases to be in Employment by reason of the Participating Company by which he is employed ceasing to be under the Control of the Company or the transfer or sale of the undertaking or part of the undertaking in which he is employed to a person who is not under the Control of the Company;

     (c)  the expiry of the period referred to in Rule 13;

     (d)  the expiry of the period referred to in Rule 14;

     (e)  the date on which:

          (i) the Optionee gives or is given notice to leave Employment if he subsequently ceases to be in Employment (and for the avoidance of doubt any purported exercise of the Option during the period of notice shall be of no effect); or

          (ii) the Optionee ceases to be in Employment without any notice having been given in any circumstances other than death and those referred to in sub-paragraphs (b) and (c) of this paragraph unless (being female) she is entitled to exercise and subsequently does exercise the statutory right (or any corresponding contractual right) to resume Employment after an absence due to pregnancy or confinement.

(2) If an Optionee dies at any time when his Option is outstanding whether or not it is then capable of being exercised, the Option shall be and remain capable of exercise until the expiry of 90 days from the date of his death but shall lapse earlier in the circumstances specified in Rule 13 or Rule 14.

(3) An Option shall not lapse by virtue of this Rule if the occasion for lapse falls in a period when the Option is capable of being exercised under Rule 13 but the Option shall lapse on the expiry of that period or, if earlier, one year after the date of the Optionee's death.

9.   CESSATION OF EMPLOYMENT - SPECIAL CIRCUMSTANCES

(1) If an Optionee ceases to be in Employment, whether or not within the period specified in sub-rule 7(1)(a), in circumstances in which his Option is not exercisable under Rule 7 or would lapse immediately under Rule 8 the Plan Administrator, acting fairly and reasonably, may in its discretion permit his Option to be exercisable in whole or in part during such period (but not later than one year after his death) and on such other terms as they may decide.

(2) If an Option would lapse at the end of any period specified in Rule 8 following the cessation of the Optionee's Employment the Plan Administrator may defer the lapse of his Option until the end of such longer period as it may determine, acting fairly and reasonably, but not later than one year after his death and not exceeding a period which expires three years and six months after the Date of Grant or, if longer, three years and six months after the last occasion on which the Optionee exercised an option in circumstances qualifying for relief from income tax under Section 185 of the ICTA.

(3) If an Optionee ceases to be in Employment but continues to provide services to the Group on a part-time basis as an employee or a director or on a self-employed basis the Plan Administrator may determine acting fairly and reasonably that his Option shall neither become exercisable nor lapse by virtue of such cessation and that Rules 8 to 10 shall apply when he subsequently ceases to provide services to the Group, or in such other circumstances as the Plan Administrator may determine, acting fairly and reasonably, with such modifications as are necessary, provided that no further Options can be granted to an Optionee who has ceased to be in Employment.

10.  MANNER OF EXERCISE AND ISSUE OR TRANSFER OF SHARES

(1) An Option may be exercised by the Optionee giving notice of exercise in a form approved by the Plan Administrator accompanied by the relevant option certificate or deed of grant and payment of the total Acquisition Price of the Shares in respect of which the Option is exercised.

(2) The Company shall allot or procure the transfer of the Shares in respect of which the Option has been exercised within 30 days of the date of exercise.

(3) Shares issued under the UK Approved Part will rank pari passu in all respects with issued Shares of the same class. However, they will not be entitled to any rights attaching to Shares by reference to a record date prior to the date of exercise of the Option.

(4) An Option may be exercised in whole or in part and, in the event of an Option being exercised in part the Plan Administrator may call in or cancel any outstanding option certificate or deed of grant and furnish the Optionee with details of the date on which the Option was last exercised and the number of Shares outstanding under the Option. The Directors may determine, acting fairly and reasonably, that the Option may only be exercised in respect of a reasonable minimum number of Shares and/or in respect of a multiple of any round number of Shares, or in respect of the balance of Shares outstanding in the Option.

(5) The allotment or transfer of Shares under the Plan is subject to obtaining any approval or consent required under any applicable regulations or enactment.

11.  ISSUE OR REORGANISATION

(1)  In the event of any Issue or Reorganisation:

     (a)  the number of Shares comprised in an Option; and/or

     (b)  the Acquisition Price under an Option

     may be adjusted in such manner as the Plan Administrator decides subject to the prior approval of the Inland Revenue and the written concurrence of the Auditors that in their opinion the adjustment is fair and reasonable.

(2) Following an adjustment under paragraph (1) above, Shares must continue to comply with paragraphs 10 to 14 of Schedule 9 of the ICTA.

(3) If an Option relates to unissued Shares an adjustment under paragraph (1) above may reduce or further reduce the Acquisition Price below the nominal value of a Share if:

     (a) a part of the reserves of the Company equal to the difference between the adjusted Acquisition Price and the nominal value of the Shares concerned ("Relevant Amount") may be capitalised if the Option is exercised so as to pay up the Relevant Amount; and

     (b)  the Company has sufficient reserves available.

(4) The Plan Administrator may notify Optionees of any adjustments made under this Rule 11 and may call in, cancel, endorse, issue or reissue any option certificate or deed of grant following an adjustment.

12.  TAKEOVER AND RECONSTRUCTION

(1)  If:

          (a) a general offer is made to acquire the whole of the issued ordinary share capital of the Company (or such part thereof as is not at the time owned by the offeror or any company controlled by the offeror and/or persons acting in concert with the offeror) and after the announcement of the general offer the offeror (and any such companies and/or persons) acquires Control of the Company, or

          (b) a general offer is made to acquire the whole of the issued ordinary share capital of the Company (or such part thereof as aforesaid) by any person who (together with any company controlled by such person and/or persons acting in concert with him) has Control of the Company, a participant may, subject to the provisions of Rule 7, be entitled to exercise his Option at any time during the period of six months following, in the case of an offer within paragraph (a) above, the date of the acquisition of Control and, in the case of an offer within paragraph (b) above, the date on which the offer is made or, if the offer was conditional, the later date on which the offer becomes unconditional.

(2) The Company shall use its best endeavours to procure that if a participant is allotted Shares pursuant to the exercise of Options in accordance with Rule 10(1) then if such Shares were not the subject of the said general offer the offeror shall make an offer to acquire from the participant his Shares upon the same terms as Shares of the same class were acquired under the general offer.

13.  EXCHANGE OF OPTIONS

     If any company (the "acquiring company") obtains Control of the Company as a result of making:

          (i) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company, or

          (ii) a general offer to acquire all the shares in the Company which are of the same class as the scheme shares,

     any participant may at any time within the appropriate period, by agreement with the acquiring company, release his Option ("old rights") in consideration of the grant to him of rights ("new rights") which are equivalent to his Option but relate to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or (c) of Schedule 9 of the ICTA). "The appropriate period" and "equivalent" have the same meaning as in paragraph 15 of Schedule 9 of the ICTA and accordingly the new rights shall not be regarded for the purpose of the Scheme as equivalent to the old rights unless:

          (a) the shares to which they relate satisfy the conditions specified, in relation to scheme shares, in paragraphs 10 to 14 of Schedule 9 of the ICTA; and

          (b) the new rights will be exercisable in the same manner as the old rights and subject to the provisions of the Scheme as it had effect immediately before the release of the old rights; and

          (c) the total Market Value, immediately before the release, of the shares which were subject to the participant's old rights is equal to the total market value, immediately after the grant of the shares in respect of which the new rights are granted to the participant; and

          (d) the total amount payable by the participant for the acquisition of shares in pursuance of the new rights is equal to the total amount that would have been payable for the acquisition of shares in pursuance of the old rights.

     The new rights shall for the purposes of the UK Approved Part be treated as having been granted at the time when the old rights were granted and references to Shares shall, in relation to the new rights, be taken as references to the shares of the company whose shares are scheme shares. References to the Company shall be taken to be references to the company whose shares are scheme shares in Rules 6, 7, 8, 9, 10, 11 and 12.

14.  VOLUNTARY WINDING UP

     If a resolution for a shareholders' voluntary winding up of the Company is passed an Optionee may exercise his Option, subject to Rule 8, within three months of the date of the resolution.

15.  AMENDMENT

(1) Subject to paragraph (2) below the Plan Administrator may by resolution at any time amend the rules of the UK Approved Part in any respect except that any amendment made when the UK Approved Part is approved under Schedule 9 of the ICTA shall not have effect without the prior approval of the Inland Revenue.

(2) Subject to paragraph (4) below, no amendment to the UK Approved Part to the advantage of Optionees or Eligible Employees may be made:

     (a) to the number of Shares specified in Rule 6 and the provisions for adjustment of that number (except as provided in Rule 6);

     (b) to the definitions of "Acquisition Price", "Eligible Employee", "Employment", "Grant Period", "Group Remuneration" and "Issue or Reorganisation";

     (c) which would alter to the advantage of Eligible Employees or Optionees, any of the provisions of Rules 4, 5, 6, 7, 8, 9, 11(4), 11(6), 12, 13, paragraph (2) of this Rule or to the Schedules

     without the prior approval of a majority of the stockholders of the Company present at a meeting of stockholders.

(3) No amendment shall be made under paragraph (1) which would abrogate or materially affect adversely the subsisting rights of an Optionee unless it is made with his written consent or by a resolution passed as if the Options constituted a separate class of share capital and the provisions of the Articles of Organisation of the Company relating to class meetings applied to that class mutatis mutandis.

(4)  Paragraph (2) shall not apply to any amendment which:

     (a) is confined to Options which do not involve the issue of new Shares (including the eligibility requirements and the terms of such Options insofar as they do not involve the issue of new Shares); or

     (b) is not so confined and affects the limit in Rule 7(3) provided that the Plan Administrator is reasonably satisfied that the purpose or effect of the amendment is substantially to comply with any current published guidelines issued by institutional investors; or

     (c)  is not so confined and:

          (i) is necessary or desirable in order to obtain or maintain Inland Revenue approval of the Approved Part under Schedule 9 of the ICTA or any other enactment, or to comply with or take account of the provisions of any proposed or existing legislation or of any Inland Revenue practice or concession, or to obtain or maintain favourable taxation treatment of the Company, any Subsidiary or any Optionee; and

          (ii) does not affect the basic principles of the Approved Part.

16.  DURATION AND TERMINATION

     No Options may be granted under the Approved Part more than ten years after the date of adoption of the Approved Part by the Company. The Plan Administrator may at any time terminate the Approved Part and no further Options will be granted after that date, but Options granted before that date will continue to be valid and exercisable in accordance with these Rules.

17.  DISAPPLICATION OF PLAN RULES

     The following sections of the Plan shall not apply to the UK Approved Part:

     (a)  Section 2.2(c);

     (b)  Section 6.6 and 6.7;

     (c)  Section 7.2 (ii) -(v);

     (d)  Section 9.4 as far as it pertains to US taxes; and

     (e)  any reference to "Incentive Stock Options".